SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GRIST MILL CO

          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 3/16/98           30,000            14.3750
               THE GABELLI ABC FUND
                                 3/16/98           10,000            14.3738
          GAMCO INVESTORS, INC.
                                 3/24/98            3,000            14.4792
                                 3/20/98            2,000            14.5325
                                 3/17/98           15,000            14.4418
          GABELLI ASSOCIATES LTD
                                 3/18/98           15,000            14.4571
                                 3/12/98           25,000            14.3032
                                 3/11/98            5,000            14.2818
          GABELLI ASSOCIATES FUND
                                 3/18/98           45,000            14.4602
                                 3/18/98           15,400            14.4510
                                 3/17/98           64,700            14.3811
                                 3/17/98            1,250            14.3750
                                 3/13/98            8,000            14.3147
                                 3/12/98           75,000            14.3033
                                 3/12/98            8,000            14.3000
                                 3/11/98           10,000            14.3000
                                 3/11/98           25,000            14.2818











          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ.

          (2) PRICE EXCLUDES COMMISSION.